Q2 FY20 Earnings Call February 5, 2020

Safe Harbor FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this presentation regarding CSI’s strategy; growth; future financial measurements and investments; product development plans, milestones and introductions; geographic expansion; clinical trials and evidence; professional education efforts; and market estimates and opportunities, are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances. FINANCIAL INFORMATION This presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by CSI’s independent registered accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences, which may be material.

Q2 Worldwide Revenues of $68.3 Million 13.5% Increase in Revenue ($ in millions) Revenues US Coronary grew 22% Drivers US Peripheral grew 9% 14% unit growth Launch of full line of Drivers US support products 12% unit growth Peripheral, US Coronary, 21% OBL revenue growth $47.5 $18.5 4% hospital revenue growth International grew 48% Drivers Coronary Classic and International, ViperWire Flex Tip in Japan $2.4 OAS launched in 13 US Peripheral US Coronary International countries to-date

Q2 FY20 Financial Results ($ in millions)

Worldwide Peripheral Revenue Growth


$44.2
$45.2
$48.3
$45.5
$47.6
8% growth in Q2
Q2 FY19
Q3 FY19
Q4 FY19
Q1 FY20
Q2 FY20

Worldwide Coronary Revenue Growth


$16.0
$18.2
$20.0
$19.0
$20.8
30% growth in Q2
Q2 FY19
Q3 FY19
Q4 FY19
Q1 FY20
Q2 FY20

Gross Margin


80.9%
80.8%
80.3%
80.4%
79.9%
Q2 FY19
Q3 FY19
Q4 FY19
Q1 FY20
Q2 FY20

Cash and Marketable Securities


$119.2
$115.7
$122.7
$105.0
$109.4
Q2 FY19
Q3 FY19
Q4 FY19
Q1 FY20
Q2 FY20

CSI CARDIOVASCULAR SYSTEMS, INC.

Q2 FY20

Highlights

Financial

Revenue Growth +13.5% vs. LY

Gross Margin 79.9%

SGA Expenses +14.0% to $46.9M

R&D Expenses +50.1% to $10.8M

Net Loss of $(3.4)M

Cash and marketable securities $109.4M

No long-term debt

Operational - Peripheral

- Strong case support drove strength in hospitals and office based labs
- Successful Exchangeable OAS launch. Higher ASP. Strong conversion of accounts
- Radial units sold increased over 20% sequentially vs. Q1
- Launched peripheral OAS with GlideAssist in Europe

Operational – Coronary

- Growing adoption of coronary toolkit featuring OAS with GlideAssist, 1.0mm Sapphire angioplasty balloons, Teleport Microcatheter and nitinol ViperWire with Flex Tip
- Launched 4.5/5.0mm NC Sapphire Plus coronary balloons
- ECLIPSE enrollment >1250

Other

- Sold >22,500 OAS units
- Certified 66 international physicians (145 YTD)
- Completed REACH PVI enrollment
- REACH PVI data to be presented at NCVH in May 2020
- Independent Director Stephen Stenbeck joined CSI board of directors and serves as Chair of the Audit, Risk Management and Finance Committee

CSI CARDIOVASCULAR SYSTEMS, INC.

Key Events & Milestones

FY19A

- ✔ Sold 80,650 OAS
- ✔ International revenue = $7.9M
- ✔ Launched OAS in SE Asia, Europe and Middle East
- ✔ Certified 120 OUS physicians
- ✔ Launched Classic Crown and ViperWire Flex Tip in Japan
- ✔ New product revenue = $3.9 million
- ✔ Launched Teleport Microcatheter
- ✔ Launched ViperCath XC
- ✔ Launched Peripheral ViperWire with Flex Tip
- ✔ Radial full market release
- ✔ Exchangeable limited market release
- ✔ 81% consolidated gross margin
- ✔ Enrolled first patient in REACH PVI
- ✔ Enrollment of ECLIPSE passes 950
- ✔ Pre-submission meetings with FDA for hemodynamic support
- ✔ Completed $350M shelf filing

FY20E

- ✔ WIRION acquisition
- ✔ LIBERTY 360 3-Year Data
- Launch OAS in up to 10 new countries
- ✔ Certify >120 international physicians
- International revenue = $11M
- New product launches:
  - ✔ PAD Exchangeable full market release
  - ✔ CAD Nitinol ViperWire Flex Tip
  - ✔ PAD Next Gen OAS with GlideAssist
  - PAD JADE angioplasty balloons
  - Sapphire 1.0mm over-the-wire
  - ✔ Sapphire NC Plus 4.5-5.0mm
- ✔ REACH PVI enrollment completion
- ECLIPSE enrollment reaches 1500

FY21E

- Hemodynamic support - First in Human
- International revenue = $15-$17.5M
- Launch OAS in Canada and other countries
- Japan peripheral first enrollment
- ECLIPSE enrollment complete
- REACH PVI data release
- US IDE Small Vessel first enrollment
- Manufacturing transfer of WIRION
- WIRION launch in U.S.
- CAD ScoreFlex NC in U.S.
- PAD radial support products

CSI CARDIOVASCULAR SYSTEMS, INC.

FY20 Guidance (as of 2-5-20) For fiscal 2020 ending June 30, 2020, CSI anticipates: • Revenue of $280 million to $283 million, representing 13% to 14% growth compared with fiscal 2019; • Gross profit margin of 79% to 80%; • Net loss of approximately 2% of revenues, including approximately $1 million of intangible asset amortization and an additional $1 million of direct expenses related to the WIRION acquisition; and • Positive Adjusted EBITDA.

Investor Contact:
Jack Nielsen
651-202-4919
j.nielsen@csi360.com

CSI®, Diamondback®, Diamondback 360®, GlideAssist®, ViperWire®, WIRION® and ViperWire Advance® are trademarks of Cardiovascular Systems, Inc.
© 2019 Cardiovascular Systems, Inc.

OrbusNeich®, Teleport® and Sapphire® are trademarks of OrbusNeich Medical, Inc.

For more information:
www.csi360.com

CSII

Cardiovascular Systems, Inc.

@csi360

CSI CARDIOVASCULAR SYSTEMS, INC.